UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2024

BLUEROCK HOMES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 25, 2024, Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”), through a 95% owned joint venture entity of its operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership, acquired a 294-unit residential community located in Houston, Texas known as Villas at Huffmeister for a total purchase price of approximately $41.2 million, inclusive of a $3.1 million fair value reduction related to assumed debt. The sale was based on arm’s length negotiations with an unaffiliated seller. In evaluating Villas at Huffmeister as a potential investment, the Company considered a variety of factors, including overall valuation of net rental income, expected capital expenditures, submarket demographics, community features and amenities, location, price per unit, and occupancy.

Senior Loan Financing for the Acquisition of Villas at Huffmeister

The acquisition of Villas at Huffmeister was funded with approximately $18.1 million of cash funded by the Company, inclusive of certain adjustments typical in such real estate transactions, and a senior loan assumption in the principal amount of approximately $24.3 million (the “Villas Senior Loan”), inclusive of a fair value debt adjustment. The Villas Senior Loan is secured by Villas at Huffmeister and bears interest at a fixed rate of 3.56%, with monthly payments of principal and interest based on thirty-year amortization; previously, monthly payments were interest-only through October 2024. The Villas Senior Loan matures on October 1, 2029 and can be prepaid, in whole, subject to a prepayment premium if prepayment occurs before June 29, 2029; if prepayment of the Villas Senior Loan occurs after such date, no prepayment penalty or premium is payable.

ITEM 9.01	FINANCIAL STATEMENETS AND EXHIBITS

(a)

Financial Statements of Real Estate Acquired

Villas at Huffmeister

Independent Auditor’s Report

Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2023

Notes to Statement of Revenues and Certain Operating Expenses

(b)

Pro Forma Financial Information

Bluerock Homes Trust, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2023 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2023 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2023 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2023 (unaudited)

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions, and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2024 and its other filings with the SEC.

(c)	Exhibit No.	Description

	23.1	Consent of Plante Moran, PC

Independent Auditor’s Report

To the Board of Directors and Stockholders

Bluerock Homes Trust, Inc.

Opinion

We have audited the accompanying statements of revenues and certain operating expenses of Villas at Huffmeister (the "Property") for the year ended December 31, 2023 and the related notes thereto (“the Statements”).

In our opinion, the accompanying Statements present fairly, in all material respects, the revenue and certain operating expenses of the Property described in Note 2 of the Statements for the year ended December 31, 2023 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statements section of our report. We are required to be independent of the Property and to meet our ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter – Purpose of the Presentation

We draw attention to Note 2 to the Statements, which describes that the Statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Bluerock Homes Trust, Inc. and is not intended to be a complete presentation of the Property's revenue and expenses. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statements

Management is responsible for the preparation and fair presentation of the Statements in accordance with accounting principles generally accepted in the United States of America and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibilities for the Audit of the Statements

Our objectives are to obtain reasonable assurance about whether the Statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and, therefore, is not a guarantee that an audit conducted in accordance with generally accepted auditing standards (“GAAS”) will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the Statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the Statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the Statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the Statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Property's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Plante Moran, PC
East Lansing, Michigan
November 14, 2024

VILLAS AT HUFFMEISTER

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

(In thousands)

Year Ended December 31, 2023
Revenues
Rental and other property revenues	$5,516
Total revenues	5,516

Certain Operating Expenses
Property operating expenses	2,594
Total certain operating expenses	2,594

Revenues in Excess of Certain Operating Expenses	$2,922

See accompanying notes to statement of revenues and certain operating expenses

VILLAS AT HUFFMEISTER

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

Note 1 – Business

Villas at Huffmeister (the “Property”) was acquired pursuant to a purchase agreement between an affiliate of Bluerock Residential Holdings, L.P. (Bluerock Homes Trust, Inc.’s operating partnership) and SIR Huffmeister Villas LLC on March 25, 2024.

Note 2 – Basis of Presentation

The accompanying statement of revenues and certain operating expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the United States Securities and Exchange Commission promulgated under the Securities Act of 1933, as amended. Accordingly, the statement is not representative of the actual operations for the period presented as revenues, and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reporting and disclosure of revenues and certain expenses during the reporting period to present the statement of revenues and certain operating expenses. Actual results could differ from those estimates.

Note 3 – Revenues

The Property is located in Houston, Texas and contains 294 residential units that are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. The Property recognizes rental revenue on a straight-line basis over the terms of the rental agreements and in accordance with ASC Topic 842 Leases. Rental revenue is recognized on an accrual basis and when the collectability of the amounts due from tenants is deemed probable. Rental revenue is included within rental and other property revenues on the Property’s statement of revenues and certain operating expenses.

Tenant reimbursements for common area maintenance and other recoverable expenses, such as pet, administrative, application and other fees, are recognized when the services are provided and the performance obligations are satisfied. Tenant reimbursements are included within rental and other property revenues on the Property’s statement of revenues and certain operating expenses.

Note 4 – Certain Operating Expenses

Certain operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating expenses include administrative, repairs and maintenance, marketing, payroll, utilities, taxes, and insurance. Expenses such as depreciation, amortization, and interest are excluded.

Note 5 – Commitments and Contingencies

The Property is subject to various legal actions and claims arising in the ordinary course of business. Although the outcome of any legal matter cannot be predicted with certainty, management does not believe that any of these legal proceedings or matters will have a material adverse effect on the financial position or results of operations or liquidity of the Property.

Note 6 – Subsequent Events

The Property evaluated subsequent events through November 14, 2024, the date the financial statements were available to be issued.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS INFORMATION

The following unaudited pro forma condensed consolidated financial statements of Bluerock Homes Trust, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2023, and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2023, and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2023, have been prepared to provide pro forma financial information with regard to the Villas at Huffmeister acquisition on March 25, 2024, which the Company expects to consolidate.

The pro forma condensed consolidated balance sheet at December 31, 2023 assumes that the Villas at Huffmeister acquisition referred to above occurred on January 1, 2023.

The pro forma condensed consolidated statement of operations assume the transaction referred to above occurred on January 1, 2023.

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

All completed acquisitions are accounted for as asset acquisitions. The purchase prices were allocated to the acquired assets and assumed liabilities based on their estimated fair values at the dates of acquisition.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above have been made. Our unaudited pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2023

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Villas at Huffmeister (b)	Pro Forma Total
ASSETS
Net Real Estate Investments
Land	$70,637	$7,950	$78,587
Buildings and improvements	394,548	32,198	426,746
Furniture, fixtures and equipment	13,277	620	13,897
Total Gross Operating Real Estate Investments	478,462	40,768	519,230
Accumulated depreciation	(32,452)	—	(32,452)
Total Net Operating Real Estate Investments	446,010	40,768	486,778
Operating real estate held for sale, net	18,890	—	18,890
Total Net Real Estate Investments	464,900	40,768	505,668
Cash and cash equivalents	80,163	(16,959)	63,204
Restricted cash	6,221	—	6,221
Notes and accrued interest receivable, net	17,797	—	17,797
Accounts receivable, prepaids and other assets, net	21,383	—	21,383
Preferred equity investments, net	81,156	—	81,156
In-place lease intangible assets, net	—	1,018	1,018
TOTAL ASSETS	$671,620	$24,827	$696,447

LIABILITIES AND EQUITY
Mortgages payable	$96,670	$23,935	$120,605
Revolving credit facilities	70,000	—	70,000
Accounts payable	691	—	691
Other accrued liabilities	9,438	—	9,438
Due to affiliates	3,509	—	3,509
Distributions payable	12,440	—	12,440
Total Liabilities	192,748	23,935	216,683
6.0% Series A Redeemable Preferred Stock, liquidation preference $25.00 per share, 30,000,000 shares authorized; 436,675 shares issued and outstanding at December 31, 2023	8,273	—	8,273
Equity
Stockholders’ Equity
Preferred stock, $0.01 par value, 220,000,000 shares authorized; no shares issued and outstanding at December 31, 2023	—	—	—
Common stock - Class A, $0.01 par value, 562,500,000 shares authorized; 3,871,265 shares issued and outstanding at December 31, 2023, historical and pro forma	39	—	39
Common stock - Class C, $0.01 par value, 187,500,000 shares authorized; 8,489 shares issued and outstanding at December 31, 2023, historical and pro forma	—	—	—
Additional paid-in-capital	122,369	—	122,369
Retained earnings	24,943	—	24,943
Total Stockholders’ Equity	147,351	—	147,351
Noncontrolling Interests
Operating partnership units	307,945	—	307,945
Partially owned properties	15,303	892	16,195
Total Noncontrolling Interests	323,248	892	324,140
Total Equity	470,599	892	471,491
TOTAL LIABILITIES AND EQUITY	$671,620	$24,827	$696,447

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2023

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K as of December 31, 2023.

(b)	The purchase of a 95% direct interest in Villas at Huffmeister for a purchase price of $41.2 million, inclusive of a $3.1 million fair value reduction related to assumed debt, which the Company consolidated on its balance sheet. The Company also assumed a $27.4 million mortgage loan associated with this acquisition. The carrying value of the loan includes ($3.1) million of a fair value debt adjustment and ($0.4) million of deferred financing costs related to this acquisition.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Villas at Huffmeister (b)		Pro Forma Total
Revenues
Rental and other property revenues	$40,999	$5,516		$46,515
Interest income from loan investments	94	—		94
Total revenues	41,093	5,516		46,609

Expenses
Property operating	19,164	2,594		21,758
Property management and asset management fees	4,416	143	(c)	4,559
General and administrative	8,004	—		8,004
Management fees to related party	7,922	—		7,922
Acquisition and other transaction costs	1,820	—		1,820
Weather-related losses, net	(17)	—		(17)
Depreciation and amortization	16,178	2,238	(d)	18,416
Total expenses	57,487	4,975		62,462

Other income (expense)
Other income, net	679	—		679
Income from preferred equity investments	11,632	—		11,632
Provision for credit losses, net	(174)	—		(174)
Impairment of real estate investments, net	(1,017)	—		(1,017)
Interest expense, net	(13,102)	(1,618	)(e)	(14,720)
Interest income	2,609	—		2,609
Total other income (expense)	627	(1,618)		(991)
Net loss	(15,767)	(1,077)		(16,844)
Preferred stock dividends	(130)	—		(130)
Net loss attributable to noncontrolling interests
Operating partnership units	(8,996)	(682)		(9,678)
Partially owned properties	(2,398)	(54)		(2,452)
Net loss attributable to noncontrolling interests	(11,394)	(736)		(12,130)
Net loss attributable to common stockholders	$(4,503)	$(341)		$(4,844)

Loss per common share (f)
Net loss per common share – Basic	$(1.30)			$(1.11)
Net loss per common share – Diluted	$(1.30)			$(1.11)

Weighted average basic common shares outstanding	3,845,349			3,845,349
Weighted average diluted common shares outstanding	3,845,349			3,845,349

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K as of December 31, 2023.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of Villas at Huffmeister on March 25, 2024 as if these assets had been acquired on January 1, 2023. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2023. Pro forma adjustments to historical results included: increasing property management and asset management fees $0.14 million, increasing depreciation and amortization $2.24 million, increasing interest expense $1.62 million, and adjusting the operating partnership units’ interest in the consolidated property’s net loss.

(c)	Represents property management and asset management fees estimated to have been incurred for Villas at Huffmeister. Property management and asset management fees are calculated as 2.75% of property revenues less certain adjustments, as applicable, per the property management agreement.

(d)	Represents depreciation and amortization expense adjustment to historical results for the year ended December 31, 2023 based on the allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the asset’s estimated useful life as follows: 30-40 years for the building, 5-15 years for building and land improvements, and 3-8 years for furniture, fixtures and equipment. Amortization expense relates to the Company’s identifiable intangible assets and consists of the value of in-place leases. In-place leases are amortized using the straight-line method over the remaining non-cancelable term of the respective leases, which is on average six months.

(e)	Represents interest expense for the Villas at Huffmeister acquisition estimated to have been incurred on the $27.4 million mortgage loan, which bears a fixed interest rate of 3.56% and matures on October 1, 2029, calculated as if the loan was entered into on January 1, 2023, and a fair value adjustment and deferred financing costs which are recognized at acquisition and amortized using the straight-line method over the remaining life of the loan. The mortgage balance assumed in the pro forma balance sheet is presented at fair value less unamortized deferred financing costs.

(f)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-K for the year ended December 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

DATE:	November 14, 2024	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Exhibit

23.1	Consent of Plante Moran, PC